Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Other prepayments	$ 285	$ 360
Value-Added Tax recoverable	185	127
Deposits	0	14
Deposits, prepayments and deferred expenses	$ 470	$ 501